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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 1999

                           PREMIER LASER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         California                       0-25242                13-3629196
(State or other jurisdiction       (Commission File No.)       (IRS Employer
      of incorporation)                                      Identification No.)

                                    3 Morgan
                                Irvine, CA 92660
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (949) 859-0656

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Item 2. Acquisition or Disposition of Assets.

On October 21, 1999, Premier entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with OIS and Ophthalmic Acquisition Corporation, a California corporation and wholly-owned subsidiary of Premier ("Merger Sub").

Subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into OIS (the "Merger") at the effective time of the Merger, and OIS will become a wholly-owned subsidiary of Premier. At the effective time of the Merger, each outstanding share of the common stock, $.01 par value per share, of OIS ("OIS Common Stock"), other than shares of OIS Common Stock to be canceled in accordance with the Merger Agreement, will be converted into the right to receive 0.80 shares (the "Exchange Ratio") of Class A common stock, par value $.01 per share, of Premier ("Premier Common Stock").

In addition, Premier will assume certain outstanding options exercisable for OIS Common Stock.

The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. The Merger is subject to approval by the shareholders of OIS, regulatory approvals and other customary closing conditions.

Also on October 21, 1999, OIS entered into a Series B Preferred Stock Purchase Agreement with Premier (the "Stock Purchase Agreement") pursuant to which OIS agreed to sell shares of OIS Series B Preferred Stock (the "Series B Preferred Stock") at the price of $25.00 per share with each such share carrying the voting power of 1,000 shares of OIS Common Stock. OIS becomes obligated to sell 50 shares of the Series B Preferred Stock for every 50,000 shares of OIS Common Stock issued under OIS Common Stock options. Premier intends to purchase any such shares by canceling indebtedness of OIS to Premier.

Previously, on October 18,1999, OIS filed a Certificate of Determination which designated the rights, preferences, privileges and restrictions of the Series B Preferred Stock (the "Certificate").

On October 21, 1999, OIS, Premier and Walt Williams ("Williams"), Daniel Durrie ("Durrie") and Randall Fowler ("Fowler" and together with Williams and Durrie, the "Outside Directors") entered into an agreement (the "Agreement") which (i) recognized the exercise by each of the Outside Directors of an option to purchase 50,000 shares of OIS Common Stock for an aggregate total of 150,000 shares; and (ii) effected the sale by OIS to Premier of 150 shares of the Series B Preferred Stock in exchange for Premier's cancellation of certain OIS indebtedness in the amount of $3,750.

The foregoing summaries of certain principal terms of the Merger Agreement, the Stock Purchase Agreement, the Certificate and the Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the Stock Purchase Agreement, the Certificate and the Agreement, the terms of which are hereby incorporated by reference herein.

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Premier and OIS issued a joint press release on October 22, 1999 the terms of which are hereby incorporated by reference herein.

A registration statement relating to the Premier Common Stock to be issued in connection with the Merger has not yet been filed with the Securities and Exchange Commission (the "SEC"), nor has a proxy statement relating to a vote of OIS' shareholders on the Merger been filed with the SEC. The Premier Common Stock may not be offered, nor may offers to acquire such stock be accepted, prior to the time such a registration statement becomes effective. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any Premier Common Stock or any other security, and shall not constitute the solicitation of any vote with respect to the Merger.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the merger transaction involving OIS and Premier as scheduled, if at all, and those associated with the ability of the combined company to achieve the anticipated benefits of the Merger. Actual results and developments may differ materially from those described or incorporated by reference in this Current Report. For more information about Premier and OIS and risks arising when investing in Premier and OIS, investors are directed to Premier's and OIS' most recent report on Form 10-K and most recent report on Form 10-Q as filed with the SEC.

Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

Financial statements of OIS prepared in accordance with Regulation S-X and required to be filed pursuant to this item are not available at this time. Such financial statements will be filed by Premier as soon as practicable by an amended Current Report on Form 8-K/A which will be filed within sixty (60) days after the date this Current Report on Form 8-K was required to be filed.

(b)      Pro forma financial information.

The pro forma combined financial statements of Premier required to be filed pursuant to this item are not available at this time. Such pro forma financial information will be filed by Premier as soon as practicable by an amended Current Report on Form 8-K/A which will be filed within sixty (60) days after the date this Current Report on Form 8-K was required to be filed.

(c)      Exhibits.

           2.1 Agreement and Plan of Reorganization, dated October 21, 1999, by and among Premier Laser Systems, Inc., a California corporation ("Premier"), Ophthalmic Acquisition Corporation, a California corporation, and Ophthalmic Imaging Systems, a California corporation ("OIS") (incorporated herein by this reference to Exhibit 4.1 of Registrant's Amendment No. 14 to Schedule 13D filed on October
                      28, 1999).

           2.2 Series B Preferred Stock Purchase Agreement, dated October 21, 1999, by and between Premier and OIS (incorporated herein by this reference to Exhibit 4.2 to the Registrant's Amendment No. 14 to Schedule 13D filed on October 28, 1999).

           2.3 Certificate of Determination of Preferences of Series B Preferred Stock of OIS, as filed October 18, 1999 (incorporated herein by this reference to Exhibit 4.3 to the Registrant's Amendment No. 14 to Schedule 13D filed on October 28, 1999).

           2.4 Agreement, dated October 21, 1999, by and among Premier, OIS, Walt Williams ("Williams"), Daniel Durrie ("Durrie") and Randall Fowler ("Fowler" and together with Williams and Durrie, the "Outside Directors") (incorporated herein by this reference to Exhibit 4.4 to Registrant's Amendment No. 14 to Schedule 13D filed on October 28, 1999).

           99 Joint Press Release of Premier and OIS, issued October 22, 1999 (incorporated herein by reference to Exhibit 99.19 to Registrant's Amendment No. 14 to Schedule 13D filed on October 28, 1999).

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PREMIER LASER SYSTEMS, INC.

                                                     /s/ Robert V. Mahoney
                                                     ---------------------------
                                            By:      Robert V. Mahoney
                                                     Executive Vice President of
                                                     Finance and Chief Financial
                                                     Officer

Dated: November 4, 1999

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Exhibit
Number           Exhibit Description
------           -------------------

   2.1 Agreement and Plan of Reorganization, dated October 21, 1999, by and among Premier Laser Systems, Inc., a California corporation ("Premier"), Ophthalmic Acquisition Corporation, a California corporation, and Ophthalmic Imaging Systems, a California corporation ("OIS") (incorporated herein by this reference to Exhibit 4.1 of Registrant's Amendment No. 14 to Schedule 13D filed on October
                 28, 1999).

   2.2 Series B Preferred Stock Purchase Agreement, dated October 21, 1999, by and between Premier and OIS (incorporated herein by this reference to Exhibit 4.2 to the Registrant's Amendment No. 14 to Schedule 13D filed on October 28, 1999).

   2.3 Certificate of Determination of Preferences of Series B Preferred Stock of OIS, as filed October 18, 1999 (incorporated herein by this reference to Exhibit 4.3 to the Registrant's Amendment No. 14 to Schedule 13D filed on October 28, 1999).

   2.4 Agreement, dated October 21, 1999, by and among Premier, OIS, Walt Williams ("Williams"), Daniel Durrie ("Durrie") and Randall Fowler ("Fowler" and together with Williams and Durrie, the "Outside Directors") (incorporated herein by this reference to Exhibit 4.4 to Registrant's Amendment No. 14 to Schedule 13D filed on October 28, 1999).

   99 Joint Press Release of Premier and OIS, issued October 22, 1999 (incorporated herein by reference to Exhibit 99.19 to Registrant's Amendment No. 14 to Schedule 13D filed on October 28, 1999).